SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: March 9, 1998





                            PARADIGM TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)




          Delaware                    0-26124                 770140882-5
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
      of Incorporation)            File Number)         Identification Number)




       694 Tasman Drive, Milpitas, CA                              95035
  (Address of principal executive offices)                      (Zip Code)



                                 (408) 954-0500
                         (Registrant's telephone number,
                              including area code)

Item 5.    Other Events.

           Paradigm Technology, Inc. announced the signing of a definitive merger agreement with IXYS Corporation, a developer, manufacturer, and marketer of power semiconductors, power modules and ICs for the global power market, in a press release dated March 6, 1998. The agreement has been approved by the directors of both companies and the transaction is expected to close in the second quarter of 1998, pending regulatory and stockholder approvals. The press release is attached hereto as Exhibit 99.1, and is incorporated by reference and made a part of this Current Report on Form 8-K.

Item 7.    Financial Statements and Exhibits.

           (a)     Financial statements of business acquired.

                   Not applicable.

           (b)     Pro forma financial information.

                   Not applicable.

           (c)     Exhibits.

                   99.1   Press Release, dated March 9, 1998.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Dated:  March 9, 1998

                                    PARADIGM TECHNOLOGY, INC.



                                    By    /s/ David G. Campbell
                                              David G. Campbell
                                          Chief Financial Officer

                                  EXHIBIT INDEX



     Exhibit No.                  Description



         99.1            Press Release, dated March 9, 1998.